INTANGIBLE ASSETS, NET - Schedule of Future Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
2019	$ 9,961
2020	9,114
2021	9,114
2022	9,114
2023	9,114
2024 and thereafter	13,952
Total	$ 60,369	$ 73,206